UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23383

LORD ABBETT CREDIT OPPORTUNITIES FUND

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

John T. Fitzgerald, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett
Credit Opportunities Fund

For the period ended December 31, 2019

Important Information on Paperless Delivery

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, investment advisor or bank. Instead, the reports will be made available on Lord Abbett’s website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with the Fund may elect to receive shareholder reports and other communications from the Fund electronically by signing into your Lord Abbett online account at lordabbett.com and selecting “Log In.” For further information, you may also contact the Fund at (800) 821-5129. Shareholders who hold accounts through a financial intermediary should contact them directly.

You may elect to receive all future reports in paper free of charge by contacting the Fund at (800) 821-5129. Your election to receive reports in paper will apply to all funds held with Lord Abbett. If your fund shares are held through a financial intermediary please contact them directly. Your election applies to all funds held with that intermediary.

Table of Contents

1	A Letter to Shareholders

3	Investment Comparison

4	Information About Your Fund’s Expenses and Holdings Presented by Sector

6	Schedule of Investments

17	Statement of Assets and Liabilities

18	Statement of Operations

19	Statement of Changes in Net Assets

20	Financial Highlights

22	Notes to Financial Statements

37	Report of Independent Registered Public Accounting Firm

38	Supplemental Information to Shareholders

Lord Abbett Credit Opportunities Fund

Annual Report

For the fiscal year ended December 31, 2019

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Trustee, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Credit Opportunities Fund for the period of February 15, 2019 through its fiscal year ended December 31, 2019. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Trustee, President, and Chief Executive Officer

For the period of February 15, 2019 through December 31, 2019, the Fund returned 6.29%, reflecting performance at the net asset value (NAV) of Institutional Class shares with all distributions reinvested.

The Fund seeks to deliver a high level of total return by investing across a broad range of global fixed income sectors. The Fund aims to capture illiquidity and complexity premiums while capitalizing on idiosyncratic, catalyst-driven investment opportunities. This flexible strategy utilizes a bottom-up approach and seeks to maximize risk-adjusted returns, leveraging our capabilities across multiple fixed income segments to construct a portfolio of our highest conviction ideas.

The Fund’s allocation to convertible bonds of Scorpio Tankers, Inc. was the largest contributor to returns during the period. Scorpio Tankers is a provider of seaborne transportation of crude oil and other petroleum products. We added to these issues as we believe favorable supply/demand dynamics are a tailwind to the tanker industry along with new

International Marine Organization regulations which were expected to improve refinery margins as refiners are inclined to produce more, and thus ship more. These tailwinds materialized during the period, resulting in strong performance.

The Fund benefited from exposure to issues that we believed would benefit from merger and acquisitions activity in the near-term. The Fund’s holding of Sprint Capital Corp.’s high yield bonds contributed to relative performance. We added to these issues in an effort to take advantage of potential tailwinds from a merger with T-Mobile. The issue appreciated as we saw the merger come closer to fruition during the period.

The Fund’s exposure to select energy-related high yield issuers was a detractor from relative performance during the period. The Fund’s holding of Tapstone Energy LLC, in particular, was the largest detractor from relative performance during the period as the issuer experienced production issues and missed an interest payment on debt outstanding, leading to a downgrade from a major rating agency. Other factors impacting Tapstone include the market’s reduced appetite for small energy companies that have negative free cash flow, a dynamic that has not helped the issuer. The Fund’s allocation to California Resources Corp. also detracted from relative performance during the period. Bond prices fell as the issuer struggled to generate free cash flow during the period. Additionally, like many other high yield energy issuers, the company faced upcoming maturity payments and was unable to refinance existing debt.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2019. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Credit Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Institutional Class shares with the same investment in the ICE BofA Merrill Lynch U.S. High Yield Constrained Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Net Asset Value for the Period Ended December 31, 2019
Life of Class
Institutional Class[2]	6.29%
Class A3	0.35%

Standardized Yield for the Period Ended December 31, 2019
Institutional Class	Class A
5.96%	5.09%

1   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

2   Institutional Class shares commenced operations and performance began on February 15, 2019. Performance is at net asset value.

3   Class A shares commenced operations and performance began on September 13, 2019. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.50% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended December 31, 2019, is calculated using the SEC- required uniform method to compute such return.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. You may also incur transaction costs in the form of a repurchase fee of up to 2% which the Fund may (but does not currently) impose on shares that have been accepted for repurchase that have been held for less than one year. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 through December 31, 2019).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/19 – 12/31/19” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/19	12/31/19	7/1/19 - 12/31/19
Institutional Class
Actual	$1,000.00	$1,061.90	$7.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.38	$7.63
Class A
Actual	$1,000.00	$1,026.70	$6.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,027.50	$6.62

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.50% for Institutional Class and 2.25% for Class A) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period) for Institutional Class and multiplied by 107/365 (to reflect the period from September 13, 2019, commencement of operations, to December 31, 2019) for Class A.

Portfolio Holdings Presented by Sector

December 31, 2019

Sector*	%**
Auto	4.40%
Basic Industry	0.19%
Consumer Cyclicals	5.45%
Consumer Discretionary	6.21%
Consumer Services	2.37%
Consumer Staples	2.74%
Energy	8.66%
Financial Services	37.92%
Foreign Government	1.29%
Healthcare	6.63%
Integrated Oils	1.44%
Materials & Processing	4.93%
Other	0.56%
Producer Durables	1.56%
Technology	3.45%
Telecommunications	2.89%
Transportation	2.67%
U.S. Government	1.85%
Utilities	2.30%
Repurchase Agreement	2.49%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

See Notes to Financial Statements.	5

Schedule of Investments

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
LONG-TERM INVESTMENTS 90.77%

ASSET-BACKED SECURITIES 19.61%

Automobiles 0.84%
ACC Trust 2019-1 C†	6.41%		2/20/2024		$500	$510,849

Credit Cards 2.75%
Continental Credit Card 2016–1A C†	11.33%		1/15/2025		400	413,235	(a)
Perimeter Master Note Business Trust 2019–1A C†	8.06%		12/15/2022		1,250	1,272,059	(a)
Total						1,685,294

Other 16.02%
Ares XLVI CLO Ltd. 2017–46A E†	7.301% (3 Mo. LIBOR + 5.30%	)#	1/15/2030		250	234,480
Ares XXXVII CLO Ltd. 2015–4A DR†	8.151% (3 Mo. LIBOR + 6.15%	)#	10/15/2030		500	497,815
Bain Capital Credit CLO 2018–1A E†	7.284% (3 Mo. LIBOR + 5.35%	)#	4/23/2031		1,000	913,141
Benefit Street Partners Clo XII Ltd. 2017–12A D†	8.411% (3 Mo. LIBOR + 6.41%	)#	10/15/2030		250	241,266
BlueMountain CLO 2016–3 Ltd. 2016–3A ER†	7.86% (3 Mo. LIBOR + 5.95%	)#	11/15/2030		250	233,772
Bristol Park CLO Ltd. 2016–1A E†	9.251% (3 Mo. LIBOR + 7.25%	)#	4/15/2029		1,000	1,001,228
Carlyle US CLO Ltd. 2017–2A D†	8.116% (3 Mo. LIBOR + 6.15%	)#	7/20/2031		550	505,856
Cedar Funding Ltd. 2018–9A E†	7.316% (3 Mo. LIBOR + 5.35%	)#	4/20/2031		275	253,849
Fairstone Financial Issuance Trust I 2019–1A D†(b)	7.257%		3/21/2033	CAD	150	115,693	(a)
Gilbert Park CLO Ltd. 2017 1A E†	8.401% (3 Mo. LIBOR + 6.40%	)#	10/15/2030		$250	251,867
Mariner CLO 5 Ltd. 2018–5A E†	7.59% (3 Mo. LIBOR + 5.65%	)#	4/25/2031		700	641,624
Newtek Small Business Loan Trust 2017–1 B†	4.792% (1 Mo. LIBOR + 3.00%	)#	2/15/2043		76	76,583
OCP CLO Ltd. 2014–6A DR†	8.522% (3 Mo. LIBOR + 6.52%	)#	10/17/2030		1,000	970,042
Octagon Investment Partners 30 Ltd. 2017–1A D†	8.166% (3 Mo. LIBOR + 6.20%	)#	3/17/2030		300	296,453
Octagon Investment Partners 35 Ltd. 2018–1A D†	7.166% (3 Mo. LIBOR + 5.20%	)#	1/20/2031		500	466,339
Octagon Investment Partners 40 Ltd. 2019 1A E†	8.426% (3 Mo. LIBOR + 6.46%	)#	4/20/2031		700	699,848	(a)
Octagon Investment Partners 41 Ltd. 2019–2A E†	8.901% (3 Mo. LIBOR + 6.90%	)#	4/15/2031		700	700,512

6	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Riserva CLO Ltd. 2016–3A ER†	8.353% (3 Mo. LIBOR + 6.35%	)#	10/18/2028	$1,000	$999,905
Sound Point CLO XXII Ltd. 2019 1A E†	8.266% (3 Mo. LIBOR + 6.30%	)#	1/20/2032	500	480,846
Voya CLO Ltd. 2013–2A DR†	7.54% (3 Mo. LIBOR + 5.60%	)#	4/25/2031	250	226,472
Total					9,807,591
Total Asset-Backed Securities (cost $11,956,227)					12,003,734

CONVERTIBLE BONDS 9.11%

Biotechnology Research & Production 0.94%
Insmed, Inc.	1.75%		1/15/2025	597	576,589

Building Materials 0.94%
Patrick Industries, Inc.	1.00%		2/1/2023	595	574,547

Energy Equipment & Services 0.82%
SunPower Corp.	0.875%		6/1/2021	175	161,547
SunPower Corp.	4.00%		1/15/2023	416	341,827
Total					503,374

Health Care Products 0.74%
Nevro Corp.	1.75%		6/1/2021	335	455,083

Lodging 0.94%
Huazhu Group Ltd. (China)(c)	0.375%		11/1/2022	513	575,227

Oil 2.00%
Oasis Petroleum, Inc.	2.625%		9/15/2023	600	471,750
SM Energy Co.	1.50%		7/1/2021	783	749,087
Total					1,220,837

Technology 0.87%
Trip.com Group Ltd. (China)(c)	1.00%		7/1/2020	538	530,678

Telecommunications 0.89%
GDS Holdings Ltd. (China)(c)	2.00%		6/1/2025	450	546,126

Transportation: Miscellaneous 0.97%
Scorpio Tankers, Inc. (Monaco)(c)	3.00%		5/15/2022	483	594,676
Total Convertible Bonds (cost $5,231,011)					5,577,137

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date		Principal Amount (000)		Fair Value
CORPORATE BONDS 30.73%

Auto Parts & Equipment 0.96%
Adient Global Holdings Ltd.†	4.875%		8/15/2026			$655	$586,241

Automotive 2.68%
Mclaren Finance plc†(b)	5.00%		8/1/2022		GBP	200	258,643
Mclaren Finance plc(b)	5.00%		8/1/2022		GBP	350	452,625
Navistar International Corp.†	6.625%		11/1/2025			$385	393,021
Tesla, Inc.†	5.30%		8/15/2025			550	534,870
Total							1,639,159

Banks: Regional 1.42%
Macquarie Bank Ltd. (United Kingdom)†(c)	6.125% (5 Yr. Swap rate + 3.70%	)#	–	(d)		600	621,540
Turkiye Is Bankasi AS (Turkey)(c)	6.00%		10/24/2022			250	250,036
Total							871,576

Business Services 1.46%
Ahern Rentals, Inc.†	7.375%		5/15/2023			606	482,022
Verscend Escrow Corp.†	9.75%		8/15/2026			375	411,103
Total							893,125

Computer Hardware 1.77%
Banff Merger Sub, Inc.(b)	8.375%		9/1/2026		EUR	400	429,393
Diebold Nixdorf, Inc.	8.50%		4/15/2024			$675	653,343
Total							1,082,736

Construction/Homebuilding 0.70%
PulteGroup, Inc.	7.875%		6/15/2032			335	431,554

Electric: Power 1.08%
Pacific Gas & Electric Co.(e)	6.25%		3/1/2039			625	659,959

Engineering & Contracting Services 1.99%
Brand Energy & Infrastructure Services, Inc.†	8.50%		7/15/2025			540	554,845
Promontoria Holding 264 BV†(b)	6.75%		8/15/2023		EUR	660	664,994
Total							1,219,839

Entertainment 1.56%
Buena Vista Gaming Authority†	13.00%		4/1/2023			$388	393,011
Enterprise Development Authority (The)†	12.00%		7/15/2024			492	564,774
Total							957,785

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Financial Services 0.90%
Fairstone Financial, Inc. (Canada)†(c)	7.875%		7/15/2024		$512	$551,892

Food 1.96%
Chobani LLC/Chobani Finance Corp., Inc.†	7.50%		4/15/2025		695	700,206
H-Food Holdings LLC/Hearthside Finance Co., Inc.†	8.50%		6/1/2026		535	501,948
Total						1,202,154

Health Care Services 1.20%
Surgery Center Holdings, Inc.†	10.00%		4/15/2027		670	737,233

Machinery: Agricultural 0.47%
Pyxus International, Inc.	9.875%		7/15/2021		591	286,487

Manufacturing 1.11%
General Electric Co.	5.00% (3 Mo. LIBOR + 3.33%	)#	–	(d)	695	681,781

Metals & Minerals: Miscellaneous 1.97%
Hecla Mining Co.	6.875%		5/1/2021		567	566,433
New Gold, Inc. (Canada)†(c)	6.25%		11/15/2022		640	638,596
Total						1,205,029

Oil 3.10%
California Resources Corp.†	8.00%		12/15/2022		710	307,075
Chaparral Energy, Inc.†	8.75%		7/15/2023		660	294,855
Citgo Holding, Inc.†	9.25%		8/1/2024		517	555,775
Indigo Natural Resources LLC†	6.875%		2/15/2026		780	735,170
Tapstone Energy LLC/Tapstone Energy Finance Corp.†	9.75%		6/1/2022		240	2,040
Total						1,894,915

Oil: Integrated Domestic 0.30%
Transocean Proteus Ltd.†	6.25%		12/1/2024		175	180,760

Real Estate 2.06%
China Evergrande Group (China)(c)	8.25%		3/23/2022		650	610,599
Kaisa Group Holdings Ltd. (China)(c)	7.875%		6/30/2021		650	651,625
Total						1,262,224

Retail: Specialty 0.80%
Revlon Consumer Products Corp.	5.75%		2/15/2021		579	490,558

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Telecommunications 2.05%
Intelsat Jackson Holdings SA (Luxembourg)(c)	5.50%		8/1/2023	$720	$620,010
Sprint Capital Corp.	8.75%		3/15/2032	520	632,112
Total					1,252,122

Toys 1.19%
Mattel, Inc.	5.45%		11/1/2041	860	729,654
Total Corporate Bonds (cost $18,955,341)					18,816,783

FLOATING RATE LOANS(f) 20.78%

Advertising 0.90%
ABG Intermediate Holdings 2 LLC 2017 2nd Lien Term Loan	9.549% (3 Mo. LIBOR + 7.75%	)	9/29/2025	552	553,038

Aerospace/Defense 0.86%
Jazz Acquisition, Inc. 2019 2nd Lien Term Loan	9.94% (3 Mo. LIBOR + 8.00%	)	6/18/2027	546	526,890	(g)

Automotive 0.84%
Drive Chassis HoldCo, LLC 2019 2nd Lien Term Loan	10.26% (3 Mo. LIBOR + 8.25%	)	4/10/2026	554	511,065	(g)

Business Services 1.05%
KUEHG Corp. 2017 2nd Lien Term Loan	10.195% (3 Mo. LIBOR + 8.25%	)	8/18/2025	641	642,304

Electric: Power 0.43%
Pacific Gas & Electric Company Revolving Term Loan	–	(h)	4/27/2020	265	265,994	(g)

Entertainment 0.25%
SMG US Midco 2, Inc. 2017 2nd Lien Term Loan	8.799% (1 Mo. LIBOR + 7.00%	)	1/23/2026	150	151,734

Health Care Services 3.84%
MedRisk, Inc. 2017 2nd Lien Term Loan	8.549% (1 Mo. LIBOR + 6.75%	)	12/28/2025	745	737,880
U.S. Renal Care, Inc. 2019 Term Loan B	–	(h)	6/26/2026	863	858,644
Wellpath Holdings, Inc. 2018 1st Lien Term Loan	7.30% (3 Mo. LIBOR + 5.50%) - 7.427%		10/1/2025	769	751,381
Total					2,347,905

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Insurance 1.93%
FHC Health Systems, Inc. 2014 Term Loan	5.945% (3 Mo. LIBOR + 4.00%	)	12/23/2021	$576	$576,625
Vertafore, Inc. 2018 2nd Lien Term Loan	9.049% (1 Mo. LIBOR + 7.25%	)	7/2/2026	610	605,553
Total					1,182,178

Leisure 1.57%
United PF Holdings, LLC	–	(h)	12/30/2027	1,000	962,500	(g)

Lodging 1.24%
Spectacle Gary Holdings Delayed Draw Term Loan	0.50%		12/23/2025	51	51,309	(g)
Spectacle Gary Holdings LLC Term Loan B	11.00% (3 Mo. LIBOR + 9.00%	)	12/23/2025	699	708,066
Total					759,375

Media 1.59%
AP NMT Acquisition BV USD 1st Lien Term Loan (Netherlands)(c)	7.659% (3 Mo. LIBOR + 5.75%	)	8/13/2021	531	533,395
AP NMT Acquisition BV USD 2nd Lien Term Loan (Netherlands)(c)	11.089% (3 Mo. LIBOR + 9.00%	)	8/13/2022	434	437,707
Total					971,102

Metal Fabricating 0.02%
Doncasters Finance US LLC 2nd Lien Term Loan	10.195% (3 Mo. LIBOR + 8.25%	)	10/9/2020	106	12,696

Miscellaneous 0.57%
Rodan & Fields, LLC 2018 Term Loan B	5.74% (1 Mo. LIBOR + 4.00%	)	6/16/2025	579	348,884

Oil 1.43%
Medallion Midland Acquisition, LLC 1st Lien Term Loan	5.049% (1 Mo. LIBOR + 3.25%	)	10/30/2024	881	874,323

Oil: Crude Producers 1.44%
Navitas Midstream Midland Basin, LLC Term Loan B	6.299% (1 Mo. LIBOR + 4.50%	)	12/13/2024	938	884,152

Oil: Integrated Domestic 1.17%
Ulterra Drilling Technologies, LP Term Loan B	7.049% (1 Mo. LIBOR + 5.25%	)	11/26/2025	756	714,811	(g)

Retail 1.00%
J. Crew Group, Inc. Consenting Term Loan	5.02% (3 Mo. LIBOR + 3.22%) - 5.18%		3/5/2021	671	613,929

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Transportation: Miscellaneous 0.65%
Commercial Barge Line Company 2015 1st Lien Term Loan	10.677% (3 Mo. LIBOR + 8.75%	)	11/12/2020	$762	$396,416
Total Floating Rate Loans (cost $13,113,445)					12,719,296

FOREIGN GOVERNMENT OBLIGATIONS 1.31%

Angola 1.06%
Republic of Angola†(c)	8.25%		5/9/2028	600	649,625

Argentina 0.25%
Provincia of Neuquen (Argentina)†(c)	7.50%		4/27/2025	200	153,500
Total Foreign Government Obligations (cost $806,692)					803,125

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 9.23%
Bancorp Commercial Mortgage Trust 2019-CRE6 G†	10.115% (1 Mo. LIBOR + 8.35%	)#	9/15/2036	1,000	999,955
CF Trust 2019-BOSS B1A†	13.203% (1 Mo. LIBOR + 11.50%	)#	12/15/2021	1,100	1,103,548	(a)
GS Mortgage Securities Trust 2013-GC12 E†	3.25%		6/10/2046	1,000	837,253
JPMorgan Chase Commercial Mortgage Securities Trust	0.413%		9/15/2029	97,614	83,162	(a)
JPMorgan Chase Commercial Mortgage Securities Trust	11.00%		9/15/2029	850	851,563	(a)
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY D†	3.805%	#(i)	6/10/2027	615	429,749
Laurel Road Prime Student Loan Trust 2019-A R†	Zero Coupon		10/25/2048	13,666	1,010,017
Natixis Commercial Mortgage Securities Trust 2019–1776 XBCP†	0.119%	#(i)	10/15/2036	114,352	115,495
Palisades Center Trust 2016-PLSD D†	4.737%		4/13/2033	225	217,992
Total Non-Agency Commercial Mortgage-Backed Securities (cost $5,578,380)					5,648,734
Total Long-Term Investments (cost $55,641,096)					55,568,809

SHORT-TERM INVESTMENTS 10.78%

COMMERCIAL PAPER 5.91%

Business Services 0.82%
Cintas Executive	1.856%		1/2/2020	500	500,000

Containers 0.19%
Sonoco Products Co.	1.805%		1/2/2020	120	120,000

Electric: Power 0.82%
Evergy Kansas	1.856%		1/2/2020	$250	250,000

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Electric: Power (continued)
So. Calif Edison	2.028%		1/2/2020	$250	$250,000
Total					500,000

Electrical: Household 0.82%
Hubbell, Inc.	1.825%		1/2/2020	500	500,000

Food 0.81%
Kroger Co.	1.805%		1/6/2020	500	499,901

Leisure 0.41%
Royal Caribbean Cruise	1.977%		1/3/2020	250	249,987

Media 0.82%
Relx Investments plc	1.866%		1/6/2020	500	499,898

Retail 1.22%
Canadian Tire	1.856%		1/2/2020	250	250,000
Dollar General Corp.	2.131%		1/6/2020	500	499,883
Total					749,883
Total Commercial Paper (cost $3,619,494)					3,619,669

FLOATING RATE LOAN(f) 0.46%

Metal Fabricating
Doncasters Finance US LLC USD Term Loan (cost $314,691)	5.445% (3 Mo. LIBOR + 3.5%	)	4/9/2020	350	282,875

U.S. TREASURY OBLIGATION 1.88%
U.S. Treasury Bill (cost $1,151,824)	Zero Coupon		3/26/2020	1,156	1,151,947

Repurchase Agreement 2.53%
Repurchase Agreement dated 12/31/2019, 0.85% due 1/2/2020 with Fixed Income Clearing Corp. collateralized by $1,540,000 of U.S. Treasury Note at 2.75% due 8/15/2021; value: $1,583,895; proceeds: $1,548,969 (cost $1,548,895),				1,549	1,548,895
Total Short-Term Investments (cost $6,634,904)					6,603,386
Total Investments in Securities 101.55% (cost $62,276,000)					62,172,195
Less Unfunded Loan Commitments (0.09%) (cost $49,157)					(51,309)
Net Investments 101.46% (cost $62,226,843)					62,120,886
Liabilities in Excess of Cash and Other Assets(j) (1.46%)					(895,335)
Net Assets 100.00%					$61,225,551

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2019

CAD	Canadian dollar.
EUR	Euro.
GBP	British pound.
LIBOR	London Interbank Offered Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At December 31, 2019, the total value of Rule 144A securities was $28,191,482, which represents 46.05% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2019.
(a)	Level 3 Investment as described in Note 2(n) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Foreign security traded in U.S. dollars.
(d)	Security is perpetual in nature and has no stated maturity.
(e)	Defaulted (non-income producing security).
(f)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2019.
(g)	Level 3 Investment as described in Note 2(n) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(h)	Interest rate to be determined.
(i)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(j)	Liabilities in Excess of Cash and Other Assets include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

Centrally Cleared Credit Default Swaps on Indexes - Sell Protection at December 31, 2019(1):

Referenced Index	Central Clearingparty	Fund Pays (Quarterly)	Termination Date	Notional Amount	Notional Value	Payments Upfront(2)	Unrealized Appreciation(3)
Markit CDX.NA.HY.32(4)(5)	Credit Suisse	5.00%	06/20/2024	$1,138,760	$1,251,277	$73,903	$38,614

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received by Central Clearing Party are presented net of amortization (See Note 2(i)).
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $38,614. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $0.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of high yield securities.

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Open Forward Foreign Currency Exchange Contracts at December 31, 2019:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Euro	Buy	Barclays Bank plc	2/14/2020	114,835	$128,000	$129,147	$1,147
Euro	Buy	Morgan Stanley	2/14/2020	194,000	216,512	218,179	1,667
Swiss franc	Buy	Bank of America	10/14/2020	56,000	58,526	59,010	484
Swiss franc	Buy	Barclays Bank plc	10/14/2020	193,000	201,896	203,375	1,479
Swiss franc	Sell	Morgan Stanley	10/14/2020	55,000	58,534	57,957	577
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$5,354

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Swiss franc	Buy	Morgan Stanley	10/14/2020	71,000	$75,341	$74,817	$(524)
British pound	Sell	Morgan Stanley	3/5/2020	540,000	700,645	716,510	(15,865)
Canadian dollar	Sell	Bank of America	3/13/2020	154,000	116,836	118,624	(1,788)
Euro	Sell	Morgan Stanley	2/14/2020	1,140,000	1,270,457	1,282,082	(11,625)
Euro	Sell	Morgan Stanley	2/14/2020	149,000	164,800	167,570	(2,770)
Swiss franc	Sell	Morgan Stanley	10/14/2020	107,000	112,411	112,752	(341)
Swiss franc	Sell	Morgan Stanley	10/14/2020	158,000	165,263	166,494	(1,231)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(34,144)

Open Futures Contracts at December 31, 2019:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. Ultra Treasury Bond	March 2020	1	Short	$(188,197)	$(181,656)	$6,541

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities
Credit Cards	$–	$–	$1,685,294	$1,685,294
Other	–	8,992,050	815,541	9,807,591
Remaining Industries	–	510,849	–	510,849
Convertible Bonds	–	5,577,137	–	5,577,137
Corporate Bonds	–	18,816,783	–	18,816,783
Floating Rate Loans
Aerospace/Defense	–	–	526,890	526,890
Automotive	–	–	511,065	511,065
Electric: Power	–	–	265,994	265,994
Leisure	–	–	962,500	962,500
Lodging	–	708,066	51,309	759,375
Oil: Integrated Domestic	–	–	714,811	714,811
Remaining Industries	–	8,978,661	–	8,978,661
Less Unfunded Commitments	–	–	(51,309)	(51,309)
Foreign Government Obligations	–	803,125	–	803,125
Non-Agency Commercial
Mortgage-Backed Securities	–	3,610,461	2,038,273	5,648,734

See Notes to Financial Statements.	15

Schedule of Investments (concluded)

December 31, 2019

Investment Type(2)	Level 1	Level 2	Level 3	Total
Short-Term Investments
Commercial Paper	$–	$3,619,669	$–	$3,619,669
Floating Rate Loan	–	282,875	–	282,875
U.S. Treasury Obligation	–	1,151,947	–	1,151,947
Repurchase Agreement	–	1,548,895	–	1,548,895
Total	$–	$54,600,518	$7,520,368	$62,120,886

Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$38,614	$–	$38,614
Liabilities	–	–	–	–
Forward Foreign Currency Exchange Contracts
Assets	–	5,354	–	5,354
Liabilities	–	(34,144)	–	(34,144)
Futures Contracts
Assets	6,541	–	–	6,541
Liabilities	–	–	–	–
Total	$6,541	$9,824	$–	$16,365

(1)	Refer to Note 2(n) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset-Backed Securities	Floating Rate Loans	Non-Agency Commercial Mortgage- Backed Securities
Balance as of February 15, 2019	$–	$–	$–
Accrued Discounts (Premiums)	(2,739)	(1,679)	(48)
Realized Gain (Loss)	–	4,954	–
Change in Unrealized Appreciation (Depreciation)	27,960	(44,201)	(61,894)
Purchases	2,475,614	3,300,254	2,100,215
Sales	–	(278,068)	–
Transfers into Level 3	–	–	–
Transfers out of Level 3	–	–	–
Balance as of December 31, 2019	$2,500,835	$2,981,260	$2,038,273
Change in unrealized appreciation/depreciation for the period ended December 31, 2019, related to Level 3 investments held at December 31, 2019	$27,960	$(44,201)	$(61,894)

16	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2019

ASSETS:
Investments in securities, at cost	$62,226,843
Investments in securities, at fair value	$62,120,886
Deposits with brokers for futures collateral	4,300
Deposits with brokers for swaps collateral	51,454
Receivables:
Investment securities sold	834,371
Interest and dividends	779,673
From advisor (See Note 3)	387,917
Capital shares sold	249,493
Variation margin for futures contracts	1,140
Unrealized appreciation on forward foreign currency exchange contracts	5,354
Unrealized appreciation on unfunded commitments	2,152
Prepaid expenses	70,414
Total assets	64,507,154
LIABILITIES:
Payables:
Investment securities purchased	2,722,252
Fund administration	1,988
Directors’ fees	286
To bank	14,117
Variation margin for centrally cleared credit default swap agreements	649
Unrealized depreciation on forward foreign currency exchange contracts	34,144
Foreign currency overdraft	4,207
Distributions payable	390,474
Accrued expenses and other liabilities	113,486
Total liabilities	3,281,603
Commitments and contingent liabilities
NET ASSETS	$61,225,551
COMPOSITION OF NET ASSETS:
Paid-in capital	$61,249,011
Total distributable earnings (loss)	(23,460)
Net Assets	$61,225,551
Net assets by class:
Institutional Class Shares	$61,215,283
Class A Shares	$10,268
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Institutional Class Shares	6,124,575
Class A Shares	1,027
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Institutional Class Shares-Net asset value	$10.00
Class A Shares-Net asset value	$10.00
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.50%)	$10.26

See Notes to Financial Statements.	17

Statement of Operations

For the period Ended December 31, 2019*

Investment income:
Interest and other	$2,982,463
Total investment income	2,982,463
Expenses:
Management fee	448,294
12b-1 distribution plan-Class A	22
Professional	397,514
Offering costs	385,433
Shareholder servicing	74,942
Reports to shareholders	20,121
Fund administration	14,345
Custody	11,548
Registration	3,843
Directors’ fees	486
Other	8,514
Gross expenses	1,365,062
Fees waived and expenses reimbursed (See Note 3)	(827,088)
Net expenses	537,974
Net investment income	2,444,489
Net realized and unrealized loss:
Net realized loss on investments	(189,032)
Net realized loss on futures contracts	(28,675)
Net realized gain on forward foreign currency exchange contracts	49,353
Net realized gain on swap contracts	191,478
Net realized loss on foreign currency related transactions	(1,020)
Net change in unrealized appreciation/depreciation on investments	(105,957)
Net change in unrealized appreciation/depreciation on futures contracts	6,541
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	(28,790)
Net change in unrealized appreciation/depreciation on swap contracts	38,614
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	1,045
Net change in unrealized appreciation/depreciation on unfunded commitments	2,152
Net realized and unrealized loss	(64,291)
Net Increase in Net Assets Resulting From Operations	$2,380,198

*	For the period February 15, 2019 (commencement of operations) to December 31, 2019.

18	See Notes to Financial Statements.

Statement of Changes in Net Assets

INCREASE IN NET ASSETS	For the Period Ended December 31, 2019 *
Operations:
Net investment income	$2,444,489
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swaps and foreign currency related transactions	22,104
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	(86,395)
Net increase in net assets resulting from operations	2,380,198
Distributions to shareholders:
Institutional Class	(2,629,544)
Class A	(204)
Total distributions to shareholders	(2,629,748)
Capital share transactions (See Note 16):
Net proceeds from sales of shares	59,550,773
Reinvestment of distributions	1,854,740
Cost of shares reacquired	(30,412)
Net increase in net assets resulting from capital share transactions	61,375,101
Net increase in net assets	61,125,551
NET ASSETS:
Beginning of period	$100,000
End of period	$61,225,551

*	For the period February 15, 2019 (commencement of operations) to December 31, 2019.

See Notes to Financial Statements.	19

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain	Total from invest- ment oper- ations	Net invest- ment income	Net realized gain	Total distri- butions
Institutional Class
2/15/2019 to 12/31/2019(e)	$10.00	$0.59	$0.03	$0.62	$(0.61)	$(0.01)	$(0.62)
Class A
9/13/2019 to 12/31/2019(f)	9.93	0.19	0.08	0.27	(0.19)	(0.01)	(0.20)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return for Class A does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for Institutional Class assumes the reinvestment of all distributions.
(c)	Not annualized.
(d)	Annualized.
(e)	Commenced on February 15, 2019.
(f)	Commenced on September 13, 2019.

20	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return (%)(b)(c)	Total expenses after waivers and/or reimburse- ments (%)(d)	Total expenses (%)(d)	Net investment income (%)(d)	Net assets, end of period (000)	Portfolio turnover rate (%)(c)

$10.00	6.29	1.50	3.79	6.78	$61,215	50

10.00	2.67	2.25	5.39	6.54	10	50

See Notes to Financial Statements.	21

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Credit Opportunities Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company that continuously offers its common shares (the “Shares”) and is operated as an interval fund. The Fund was organized as a Delaware statutory trust on September 18, 2018. The Fund had a sale to Lord, Abbett & Co. LLC (“Lord Abbett”) of 10,000 shares of common stock for $100,000 ($10.00 per share). The Fund commenced operations on February 15, 2019.

The Fund’s investment objective is total return. The Fund currently offers two classes of Shares: Institutional Class and Class A. Class A shares commenced operations on September 13, 2019.

The Fund will not list its Shares for trading on any securities exchange. There is currently no secondary market for its Shares and the Fund does not expect any secondary market to develop for its Shares. Shareholders of the Fund are not able have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an interval fund and conducts quarterly repurchase offers for a portion of its outstanding Shares.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Trustees (the “Board”), Lord Abbett, the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Forward foreign currency

Notes to Financial Statements (continued)

exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss) on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Notes to Financial Statements (continued)

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts on the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain (loss) on forward foreign currency exchange contracts on the Fund’s Statement of Operations.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Credit Default Swaps–The Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), the Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund would make periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indices. These credit indices are comprised of a basket of securities representing a particular sector of the market.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by the Fund, payment of the agreed-upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed-upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Notes to Financial Statements (continued)

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. For the centrally cleared credit default swaps, there was minimal counterparty risk to the Fund, since such credit default swaps entered into were traded through a central clearinghouse, which guarantees against default.

(j)	Total Return Swaps–The Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. The Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, the Fund also may be required to pay an amount equal to that decline in value to their counterparty.

(k)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its net asset value (“NAV”). The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

Notes to Financial Statements (continued)

(l)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(m)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/ depreciation on unfunded commitments presented on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes. As of December 31, 2019, the Fund had the following unfunded loan commitments:

Spectacle Gary Holdings LLC Delayed Draw	$50,676

(n)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure

Notes to Financial Statements (continued)

purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2019 and, if applicable, Level 3 rollforwards for the period ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the annual rate of 1.25%.

For the period ended December 31, 2019, the effective management fee, net of waivers, was at an annualized rate of 0.00% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the period from the Fund’s commencement of operations and continuing through December 31, 2020, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, waive all or a portion of its administrative fee and reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses, excluding 12b-1 fees, do not exceed an annual rate of 1.50%. This agreement may be terminated only upon the approval of the Board.

Notes to Financial Statements (continued)

12b-1 Distribution Plan

The Fund has adopted a Distribution and Servicing Plan for Class A Shares of the Fund pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett.

The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A
Service	.25%
Distribution	.50%

*	Each Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.

Institutional Class does not have a distribution plan.

Distributor

Distributor is the principal underwriter and distributor of the Fund’s Shares pursuant to a distribution agreement (the “Distribution Agreement”) with the Fund. The Distributor is a wholly-owned subsidiary of Lord Abbett. The Distributor does not participate in the distribution of non-Lord Abbett managed products.

The Distributor acts as distributor of Shares for the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Shares of the Fund.

The Fund may impose repurchase fees of up to 2.00% on Shares accepted for repurchase that have been held for less than one year.

Commissions

Distributor did not receive commissions on sales of shares of the Fund for the period ended December 31, 2019.

One Director and certain of the Fund’s officers have an interest in Lord Abbett.

4.	OFFERING AND ORGANIZATIONAL COSTS

The Fund will pay offering costs estimated to be $445,200 which will be amortized from the Fund’s commencement of operations and continuing for a twelve month period. Lord Abbett has agreed to pay the organizational expenses of the Fund estimated to be $140,000.

5.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

Notes to Financial Statements (continued)

The tax character of distributions paid during the period ended December 31, 2019 was as follows:

Distributions paid from:
Ordinary income	$2,620,844
Net long-term capital gains	8,904
Total distributions paid	$2,629,748

As of December 31, 2019, the components of accumulated gains (losses) on a tax-basis were as follows:

Undistributed ordinary income – net	$227,624
Total undistributed earnings	227,624
Temporary differences	(139,098)
Unrealized losses – net	(111,986)
Total accumulated losses – net	$(23,460)

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $138,812 during fiscal year 2019.

As of December 31, 2019, the aggregate unrealized security gains and losses on investments and other financial instruments, if any, based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$62,252,434
Gross unrealized gain	1,736,007
Gross unrealized loss	(1,849,038)
Net unrealized security loss	$(113,031)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of other financial instruments, certain securities, amortization of premium, and wash sales.

Permanent items identified during the period ended December 31, 2019 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Total Distributable Earnings (loss	)	Paid-in Capital
$226,090		$(226,090)

The permanent differences are primarily attributable to the tax treatment of certain expenses.

6.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the period ended December 31, 2019 were as follows:

U.S. Government Purchases	*	Non-U.S. Government Purchases	*	U.S. Government Sales	*	Non-U.S. Government Sales
$752,733		$72,248,969		$759,908		$17,275,526

*	Includes U.S. Government sponsored enterprises securities.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the period ended December 31, 2019 the Fund did not engage in cross-trades purchases or sales.

Notes to Financial Statements (continued)

7.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts during the period ended December 31, 2019 (as described in note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

The Fund entered into U.S. Treasury futures contracts during the period ended December 31, 2019 (as described in note 2(h)) to economically hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

The Fund entered into credit default swaps for the period ended December 31, 2019 (as described in note 2(i)), to economically hedge credit risk. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. There is minimal counterparty credit risk to each Fund since centrally cleared credit default swaps are traded through a central clearinghouse. As the counterparty to all centrally cleared credit default swaps, the clearinghouse guarantees credit default swaps against default.

As of December 31, 2019, the Fund had the following derivatives at fair value, grouped into risk categories that illustrate the Fund’s use of derivative instruments:

Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Centrally Cleared Credit Default Swap Contracts(1)	–	–	$38,614
Forward Foreign Currency Exchange Contracts(2)	–	$5,354	–
Futures Contracts(3)	$6,541	–	–
Liability Derivatives
Forward Foreign Currency Exchange Contracts(4)	–	$34,144	–

(1)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of centrally cleared swap contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(2)	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(3)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities. (4) Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

Notes to Financial Statements (continued)

Transactions in derivative instruments for the period ended December 31, 2019, were as follows:

	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(1)	–	–	$191,478
Forward Foreign Currency Exchange Contracts(2)	–	$49,353	–
Futures Contracts(3)	$(28,675)	–	–
Net Change in Unrealized Appreciation/Depreciation
Credit Default Swap Contracts(4)	–	–	$38,614
Forward Foreign Currency Exchange Contracts(5)	–	$(28,790)	–
Futures Contracts(6)	$6,541	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swap Contracts(7)	–	–	$2,429,947
Forward Foreign Currency Exchange Contracts(7)	–	$2,367,735	–
Futures Contracts(8)	1	–	–

*	Calculated based on the number of contracts or notional amounts for the period ended December 31, 2019.
(1)	Statement of Operations location: Net realized gain on swap contracts.
(2)	Statement of Operations location: Net realized gain on forward foreign currency exchange contracts.
(3)	Statement of Operations location: Net realized loss on futures contracts.
(4)	Statement of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(5)	Statement of Operations location: Net change in unrealized appreciation/depreciation on forward foreign currency contracts.
(6)	Statement of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(7)	Amount represents notional amounts in U.S. dollars.
(8)	Amount represents number of contracts.

8.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty.

Notes to Financial Statements (continued)

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$5,354	$–	$5,354
Repurchase Agreement	1,548,895	–	1,548,895
Total	$1,554,249	$–	$1,554,249

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Bank of America	$ 484	$(484)	$–	$–	$–
Barclays Bank plc	2,626	–	–	–	2,626
Fixed Income Clearing Corp.	1,548,895	–	–	(1,548,895)	–
Morgan Stanley	2,244	(2,244)	–	–	–
Total	$1,554,249	$(2,728)	$–	$(1,548,895)	$2,626

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$34,144	$–	$34,144
Total	$34,144	$–	$34,144

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$ 1,788	$(484)	$–	$–	$1,304
Morgan Stanley	32,356	(2,244)	–	–	30,112
Total	$ 34,144	$(2,728)	$–	$–	$31,416

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2019.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of December 31, 2019.

9.	TRUSTEES’ REMUNERATION

The Fund’s officers and one Trustee, who are associated with Lord Abbett, do not receive any compensation from the Fund for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statement of Operations and in Trustees’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

Notes to Financial Statements (continued)

10.	EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

11.	LINE OF CREDIT

Effective October 4, 2019, the Fund was added to the line of credit facility with State Street Bank and Trust Company (“SSB”) for $330 million ($250 million committed and $80 million uncommitted) (the “Bilateral Facility”). Under the Bilateral Facility, certain funds managed by Lord Abbett (collectively, the “Participating Funds”) are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Bilateral Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions.

For the period ended December 31, 2019, the Fund did not utilize the Bilateral Facility.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from lending securities will be noted on the Statement of Operations.

For the period ended December 31, 2019, the Fund did not loan any securities.

14.	REPURCHASE OFFERS

In order to provide liquidity to shareholders, the Fund has adopted a fundamental investment policy to make quarterly offers to repurchase its outstanding Shares at NAV per share, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, which is the minimum amount permitted. The result of the repurchase offers is as follows:

Notes to Financial Statements (continued)

Repurchase Commencement Date	Repurchase Deadline Date	Repurchase Pricing Date	Shares Repurchased*	Amount Repurchased*
June 10, 2019	July 10, 2019	July 10, 2019	3,005	$30,412
September 9, 2019	October 9, 2019	October 9, 2019	0	$ 0
December 8, 2019	January 8, 2020	January 8, 2020	6,380	$64,060

*	Institutional Class only. Class A shares did not have any shares repurchased.

Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective and will tend to increase the Fund’s expense ratio per common share for remaining shareholders. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. Also, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Board may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline (as defined in the Fund’s Prospectus). In the event that the Board determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Consequently, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders, potentially including even shareholders who do not tender any Shares in such repurchase.

15.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities and to the changing prospects of individual companies and/or sectors in which the Fund invests. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend to rise. Longer-term debt securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high-yield securities (sometimes called “lower-rated bonds” or “junk bonds”), in which the Fund may substantially invest. Some issuers,

Notes to Financial Statements (continued)

particularly of high-yield securities, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in the risk of default, may result in losses to the Fund. High-yield securities are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

The Fund is subject to the risk of investing in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation.

The mortgage-related and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and economic conditions, including delinquencies and/or defaults. These changes can affect the value, income, and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage-related security. In addition, the Fund may invest in non-agency asset backed and mortgage related securities, which are issued by private institutions, not by government-sponsored enterprises.

The Fund may invest up to 20% of its net assets in equity securities, the value of which fluctuates in response to movements in the equity securities markets in general, the changing prospects of individual companies in which the Fund invests, or an individual company’s financial condition.

The Fund may invest in convertible securities, which have both equity and fixed income risk characteristics, including market, credit, liquidity, and interest rate risks. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities and the market for convertible securities may be less liquid than the markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector, liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks

Notes to Financial Statements (concluded)

such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. Losses may also arise from the failure of a derivative counterparty to meet its contractual obligations. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

The Fund may invest in loans, which include, among other things, loans to U.S. or foreign corporations, partnerships, other business entities, or to U.S. and non-U.S. governments. The Fund may invest in fixed rate and variable rate loans and floating or adjustable rate loans, including bridge loans, novations, assignments, and participations, which are subject to increased credit and liquidity risks. The loans in which the Fund invests will usually be rated below investment grade or may also be unrated. Below investment grade loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. The Fund may invest in debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. Such financings constitute senior liens on an unencumbered security (i.e., security not subject to other creditors’ claims).

These factors can affect the Fund’s performance.

16.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	For the period ended December 31, 2019
Institutional Shares(a)	Shares	Amount
Shares sold	5,931,546	$59,540,773
Reinvestment of distributions	186,034	1,854,535
Shares reacquired	(3,005)	(30,412)
Increase	6,114,575	$61,364,896
Class A Shares(b)
Shares sold	1,006	$10,000
Reinvestment of distributions	21	205
Increase	1,027	$10,205

(a)	Commenced on February 15, 2019.
(b)	Commenced on September 13, 2019.

Report of Independent Registered Public Accounting Firm

To the shareholders and Board of Trustees of Lord Abbett Credit Opportunities Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Lord Abbett Credit Opportunities Fund (the “Fund”), including the schedule of investments, as of December 31, 2019, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from February 15, 2019 (commencement of operations) through December 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations, the changes in its net assets, and the financial highlights for the period from February 15, 2019 (commencement of operations) through December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, brokers, and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 26, 2020

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Trustee

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is director/trustee of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 57 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Trustee since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Trustees

The following Independent Trustees also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 57 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Trustee since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Trustee since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004-2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Trustee since 2019	Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc.

Other Directorships: Currently serves as director of Johnson & Johnson (2006-Present). Previously served as director of Xerox Corporation (2008-2018).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Trustee since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003-2017); President of Wells Fargo Funds (2003-2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Trustee since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006; Chairman since 2017	Principal Occupation: Chairman of Tullis Health Investors-FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990-2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine, Inc. (since 2018), and electroCore, Inc. (since 2018).

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Treasurer	Elected in 2018	Partner and Director of Fund Treasury and Tax, joined Lord Abbett in 2003.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operating Officer, Global Funds and Risk, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Trustees. It is available free upon request.

Approval of Advisory Contract

At the initial organizational meeting for the Credit Opportunities Fund, the Board, including all of the Trustees who are not “interested persons” of the Fund or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered whether to approve the proposed management agreement between the Fund and Lord Abbett (the “Agreement”). The Board reviewed materials relating specifically to the Agreement before and at the meeting and before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information. The Board also took into account its knowledge of Lord Abbett gained through its previous meetings and discussions.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions, Inc. regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and for certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics (the “expense peer group”); (2) information provided by Lord Abbett on the estimated expense ratios, management fee rates, and other expense components for the Fund; and (3) information regarding the investment strategies and risks of the Fund and the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services to be provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. In addition, the Board considered its experience with other funds advised by Lord Abbett. After reviewing these and related factors, the Board concluded that the Fund was likely to benefit from the nature, extent and quality of the investment services to be provided by Lord Abbett under the Agreement.

Investment Performance. Because the Fund had not yet begun operations, the Fund did not have any investment performance to review. The Board considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel who would provide investment management services to the Fund, in light of its investment objective and discipline, and other services to be provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality and extent of compliance, administrative, and other services to be performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the estimated expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees to be paid by shareholders. The Board observed that the estimated

Approval of Advisory Contract (concluded)

net total expense ratio of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees to be paid by, and estimated expense level of, the Fund were reasonable in light of all of the factors it considered and supported the approval of the Agreement.

Profitability. Because the Fund had not yet begun operations, the Board was not able to consider the level of Lord Abbett’s profits in managing the Fund. The Board did consider that Lord Abbett would be subsidizing the Fund for the near future. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s overall profitability was not excessive.

Economies of Scale. The Board considered whether there might be economies of scale in managing the Fund and whether the Fund’s shareholders might benefit from such economies of scale. The Board concluded that the proposed management fee schedule, in conjunction with the Fund’s proposed expense limitation agreement, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees to be paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services, such as the fee that Lord Abbett will receive from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits expected to be enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business could also benefit the Fund. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, may enter into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett may receive as a result of client brokerage transactions.

Alternative Arrangements. After considering all of the relevant factors, the Board unanimously found that the approval of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the Agreement. In considering whether to approve the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the period ended December 31 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information

Of the distributions paid to the shareholders during the period ended December 31, 2019, $31,792 and $8,904, respectively, represent short-term capital gains and long-term capital gains.

For foreign shareholders, 95% of the net investment income distributions paid by the Fund during the period ended December 31, 2019 represents interest-related dividends.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Credit Opportunities Fund	LA-CROPP-2 (02/20)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 30, 2019 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2019 and 2018 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2019	2018
Audit Fees {a}	$25,000	$0
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	25,000	0

Tax Fees {b}	7,240	- 0 -
All Other Fees	- 0 -	- 0 -
Total Fees	$32,240	$0

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2019 and 2018 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2019 and 2018 were:

	Fiscal year ended:
	2019	2018
All Other Fees {a}	$215,383	$0

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2019 and 2018 were:

	Fiscal year ended:
	2019	2018
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT CREDIT OPPORTUNITIES FUND

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 26, 2020

By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: February 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 26, 2020

By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: February 26, 2020